UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)  February 15, 2019 (February 13, 2019)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 15, 2019, ARMOUR Residential REIT, Inc. (the “Company”), entered into a new Equity Sales Agreement (the “Sales Agreement”) with BUCKLER Securities LLC (“BUCKLER”), a broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”) controlled by the Manager (as defined herein) and the Company’s executive officers, JMP Securities LLC (“JMP”) and Ladenburg Thalmann & Co. Inc. (“Ladenburg”), as sales agents (individually and collectively, the “Agents”), and ARMOUR Capital Management LP, a Delaware limited partnership and the external manager of the Company (the “Manager”), pursuant to which the Company may offer and sell, over a period of time and from time to time, through one or more of the Agents, as the Company’s agents, up to 7,000,000 shares of the Company’s common stock, par value $0.001 per share. The Sales Agreement relates to a proposed “at-the-market” offering (the “Offering”).

The common stock to be sold in the Offering will be issued pursuant to a prospectus, dated April 26, 2018, and a prospectus supplement (the “ATM Prospectus Supplement”) filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2019, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-224469) (the “Registration Statement”). Sales of the Company’s common stock through the Agents, if any, will be made in amounts and at times to be determined by the Company from time to time, but neither the Company nor the Agents have an obligation to sell any of the shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock and determinations by the Company of the appropriate sources of funding for the Company. Under the Sales Agreement, the Agents have agreed to use commercially reasonable efforts consistent with their normal trading and sales practices to sell common stock in agency transactions. The Sales Agreement provides that the Agents will be entitled to compensation of up to 2.0% of the gross sales price per share for any of the common stock sold under the Sales Agreement in agency transactions.

Sales of the common stock, if any, under the Sales Agreement may be made by means of transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Neither the Company nor the Agents have an obligation to sell any of the common stock in the Offering, and either party may at any time suspend solicitation and offers under the Sales Agreement or terminate the Sales Agreement. The Company intends to use the proceeds from any sales to acquire additional target assets in accordance with its objectives and strategies and for general corporate purposes.

The Sales Agreement contains customary representations, warranties and agreements of the Company and the Manager and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Sales Agreement and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

The Company is also filing this Current Report on Form 8-K to provide legal opinions regarding the validity of the shares of common stock to be issued and sold in the Offering and regarding certain tax matters with respect to the Company and the shares of common stock to be issued in the Offering, which opinions are attached hereto as Exhibits 5.1 and 8.1, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

On February 13, 2019, the Company provided notice of its termination of (i) that certain Equity Distribution Agreement, dated as of October 11, 2011 (the “2011 Distribution Agreement”), with Deutsche Bank Securities Inc., JMP and Ladenburg acting as sales agents, which such termination shall be effective February 23, 2019, and (ii) that certain ATM Equity OfferingSM Sales Agreement, dated as of May 26, 2017, as amended by Amendment No. 1 to the Sales Agreement, dated October 2, 2017 (the “2017 Sales Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Ladenburg acting as sales agents, which such termination shall be effective February 16, 2019. The 2011 Distribution Agreement and 2017 Sales Agreement each relate to a proposed “at-the-market” offering of up to 5,000,000 shares of the Company’s common stock through such agents. Under each of the 2011 Distribution Agreement and 2017 Sales Agreement, the agents are entitled to 2.0% of the gross sales price per share for any of the shares sold under such agreements. As of the date hereof, the Company has sold 1,937,500 shares under the 2011 Distribution Agreement and 1,766,712 shares under the 2017 Sales Agreement and does not intend to sell any more shares. The Company will not incur any termination penalties as a result of such terminations.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Sales Agreement, dated February 15, 2019, among the Company, the Manager, BUCKLER, JMP and Ladenburg
5.1	Opinion of Holland & Knight LLP regarding the validity of the shares to be issued
8.1	Opinion of Mayer Brown LLP regarding certain tax matters
23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)
23.2	Consent of Mayer Brown LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2019

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ James R. Mountain
Name: James R. Mountain
Title: Chief Financial Officer